UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

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GLOBALOPTIONS GROUP, INC.

(Name of Company as Specified In Its Charter)

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GLOBALOPTIONS GROUP, INC.

Two High Ridge Park

Stamford, CT 06905

THIS INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

GLOBALOPTIONS GROUP, INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO

SEND A PROXY TO THE COMPANY

Dear Stockholders:

This Information Statement is being mailed or furnished to the stockholders of GlobalOptions Group, Inc., a Delaware corporation (“we,” “us” or the “Company”), in connection with the authorization on October 10, 2013 of the corporate actions described below by joint written consent by the Company’s Board of Directors and Walker Digital, LLC (“Walker Digital”) a stockholder of the Company entitled to vote 7,667,667 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) and 14,999,000 shares of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”) representing, collectively, approximately 87% of the outstanding voting stock of the Company entitled to vote on such date with respect to such corporate actions. Accordingly, all necessary corporate approvals required pursuant to the Delaware General Corporation Law and the Company’s Certificate of Incorporation in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions before they take effect.

You are encouraged to carefully read this Information Statement, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the actions described herein will be deemed effective at a date that is 20 calendar days after the date the definitive Information Statement has been mailed or furnished to our stockholders. The definitive Information Statement is first being mailed or furnished to stockholders on or about October 22, 2013.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

October 21, 2013	/s/ Jay Walker
	Name:	Jay Walker
	Title:	Executive Chairman of the Board of Directors

INFORMATION STATEMENT

OF

GLOBALOPTIONS GROUP, INC.

Two High Ridge Park

Stamford, CT 06905

ACTIONS BY BOARD OF

DIRECTORS

AND

CONSENTING STOCKHOLDERS

The following corporate actions were authorized and approved by the joint written consent of the Board of Directors of the Company and Walker Digital, the holder of shares of Common Stock and Series B Preferred Stock who is entitled to vote approximately 87% of the Company’s outstanding voting stock, on October 10, 2013, a copy of which is attached hereto as Exhibit A.

1. The approval of an amendment (the “Name Change Amendment”) to the Company’s Certificate of Incorporation to change the name of the Company to Patent Properties, Inc.

2. The approval of the amendment and restatement of the Company’s Amended and Restated 2006 Long-Term Incentive Plan (the “Plan Amendment”).

The reasons for the Name Change Amendment are described in “NAME CHANGE AMENDMENT” below.

The reasons for, and general effect of, the Plan Amendment are described in “PLAN AMENDMENT” below.

The Board of Directors of the Company knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of the Company’s Common Stock and the holders of the Company’s Series B Preferred Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about October 22, 2013, and the amendments described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock and Series B Preferred Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Chief Administrative Officer, General Counsel and Secretary at the address of the Company’s principal executive offices located at Two High Ridge Park, Stamford, CT 06905; Telephone No. (203) 461-7200.

Outstanding Shares and Voting Rights

As of October 8, 2013, the Company had 21,134,744 shares of its Common Stock issued and outstanding and 14,999,000 shares of Series B Preferred Stock issued and outstanding. Each share of the Company’s Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The holders of the shares of Series B Preferred Stock will vote together with the Common Stock on all matters where stockholders are entitled to vote. The holders of shares of Series B Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast with respect to any such matter. By written consent Walker Digital has voted all of its 7,667,667 shares of Common Stock and 14,999,000 shares of Series B Preferred Stock in favor of approval of the Name Change Amendment and the Plan Amendment. No other consents are being solicited in connection with this Information Statement. No consideration was paid for Walker Digital’s written consent.

Under Delaware law, unless otherwise provided in the Certificate of Incorporation, any action that can be taken at a meeting of stockholders can be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. The Company’s bylaws require the affirmative vote of the majority of shares entitled to vote on the matter.

Interests of Certain Persons in Matters to Be Acted Upon

As previously disclosed in the Current Report on Form 8-K dated September 18, 2013, on July 11, 2013, the Company entered into an Agreement and Plan of Merger with GO Merger Sub LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), Walker Digital and Walker Digital Holdings, LLC, a wholly-owned subsidiary of Walker Digital (“Walker Digital Sub”) pursuant to which, on September 18, 2013 (the “Closing Date”), Merger Sub merged with and into Walker Digital Sub (the “Merger”), with Walker Digital Sub surviving the Merger and becoming a wholly-owned subsidiary of the Company (the “Merger Agreement”). On the Closing Date, all of the closing conditions for the Merger were met and the transaction was consummated (the “Closing”) and the Company entered into new employment agreements with Jonathan Ellenthal, our Chief Executive Officer (“Mr. Ellenthal”), Gary Greene, our Chief Administrative Officer, General Counsel and Secretary (“Mr. Greene”) and Karen Romaine, our Chief Financial Officer (“Ms. Romaine”). Each such employment agreement included the obligation of the Company to issue to such executive officers options to purchase Common Stock in the following amounts: 1,000,000 options for Mr. Ellenthal, 300,000 options for Mr. Greene and 75,000 options for Ms. Romaine. In addition, pursuant to the previously disclosed Directors Plan adopted on September 23, 2013, the Company intends to issue an aggregate of 270,000 options to purchase Common Stock to the following directors following the effectiveness of the Plan Amendment: Mr. Nathaniel J. Lipman (150,000) (“Mr. Lipman”), Mr. Robert Kelly (70,000) (“Mr. Kelly”) and Ms. Sharon Barner (50,000) (“Ms. Barner” and together with Mr. Ellenthal, Mr. Greene, Ms. Romaine, Mr. Lipman and Mr. Kelly, the “Intended Recipients”).

We currently do not have a sufficient number of shares of Common Stock authorized under our Amended and Restated 2006 Long-Term Incentive Plan (the “Incentive Plan”) to issue options to all the Intended Recipients in the amounts set forth above. Because the Plan Amendment will permit us to grant stock options to the Intended Recipients following the increase in the number of shares covered by the Incentive Plan, the Intended Recipients will receive grants in the amounts described above following approval by the Compensation Committee of the Board of Directors of the Company.

Except as described above, none of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The Company has two classes of stock outstanding, its Common Stock and its Series B Preferred Stock. Shares of Series B Preferred Stock are convertible on a one-for-one basis into shares of our Common Stock. The holders of the Company’s Common Stock are entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders, and holders of Series B Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast on all matters presented to the stockholders.

The holders of the Company’s Common Stock have equal rights to receive dividends, when and if declared by our Board of Directors, out of funds legally available for such purpose, and holders of our Series B Preferred Stock will receive the equivalent amount of any dividends as the holders of the Company’s Common Stock, on an as converted basis. In the event of liquidation, holders of the Company’s Common Stock are entitled to share ratably in the net assets of the Company available for distribution to stockholders, and holders of Series B Preferred Stock will receive the equivalent amount of liquidation proceeds as the holders of the Company’s Common Stock, on an as converted basis. The table below sets forth the number and percentage of shares of our Common Stock owned as of October 8, 2013, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our directors and named officers, and (iii) our directors and named officers as a group. As of October 8, 2013, there were 21,134,744 shares of our Common Stock outstanding.

Except as otherwise set forth below, the address of each of the persons listed below is GlobalOptions Group, Inc., Two High Ridge Park, Stamford, CT 06905. Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes securities convertible or exchangeable for shares of our Common Stock or options to purchase shares of our Common Stock exercisable granted under our incentive stock plans, within 60 days of October 8, 2013.

Title of Class	Name of Beneficial Owner	Amount Beneficially Owned(1)		Percent of Class
5% or Greater Stockholders
Common Stock	Walker Digital, LLC	22,666,667	(2)	62.7%
Series B Preferred Stock	Walker Digital, LLC	14,999,000	(3)	100%
Common Stock	Genesis Capital Advisors, LLC	1,708,829	(4)	8.1%
Common Stock	IP Navigation Group, LLC(5)	1,445,000		6.8%
Common Stock	Broadband Capital Management, LLC(6)	1,325,776		6.3%
Directors and Named Executive Officers
Common Stock	Jay Walker	22,666,667	(7)	62.7%
Series B Preferred Stock	Jay Walker	14,999,000	(7)	100%
Common Stock	Jonathan Ellenthal	—		—
Common Stock	Gary Greene	—		—
Common Stock	Karen Romaine	—		—
Common Stock	Sharon Barner	—		—
Common Stock	Nathaniel J. Lipman	—		—
Common Stock	Robert Kelly	—		—
Common Stock	Harvey W. Schiller, Ph.D	687,286	(8)	3.2%
Common Stock	All officers and directors as a group (8 persons)	23,353,953		64.4%

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1	Based upon 21,134,744 shares of our Common Stock outstanding on October 8, 2013 and, with respect to each individual holder, includes rights to acquire our Common Stock exercisable within 60 days of October 8, 2013.
2	Consists of 7,667,667 shares of Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock.
3	Each share of Series B Preferred Stock is convertible, at the option of the holder thereof, at any time and from time to time, into one share of our Common Stock. All shares of Series B Preferred Stock will vote together with the Common Stock on all matters to which stockholders are entitled to vote. The holder of the Series B Preferred Stock is entitled to cast 80% of the total votes that may be cast with respect to any such matter.
4	Based on a Schedule 13D filed by Genesis Opportunity Fund, LP on April 9, 2012. Represents 1,535,529 shares of Common Stock held by Genesis Opportunity Fund, L.P. and 173,300 shares of Common Stock held by Genesis Asset Opportunity Fund, L.P. Genesis Capital Advisors LLC is the investment manager of each of Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund L.P. Each of Ethan Benovitz and Daniel Saks are managing members of Genesis Capital Advisors LLC and share voting and dispositive power over the securities held by Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund L.P. Each of Ethan Benovitz and Daniel Saks disclaim beneficial ownership of such securities. The business address of Genesis Capital Advisors LLC is 1212 Avenue of the Americas, 19th Floor, New York, NY 10036.
5	The business address of IP Navigation Group, LLC is Chateau Plaza, 2515 McKinney Ave., Suite 1000, Dallas, TX 75201.
6	The business address of Broadband Capital Management, LLC is 712 Fifth Avenue, 22nd floor, New York, NY 10019.
7	Reflects shares held by Walker Digital, over which Mr. Walker, through his controlling interest in Walker Digital has voting and investment power over the shares.
8	Consists of 562,286 shares of our Common Stock and 125,000 shares of our Common Stock issuable upon exercise of stock options.

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NOTICE TO STOCKHOLDERS OF ACTION

APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of Walker Digital, the holder of Common Stock and Series B Preferred Stock, whose vote collectively represents approximately 87% of the outstanding voting stock entitled to vote on matters submitted to the stockholders.

NAME CHANGE AMENDMENT

The name of the Company is currently GlobalOptions Group, Inc. The Name Change Amendment to the Company’s Certificate of Incorporation changes the name of the Company to Patent Properties, Inc.

Article I of the Company’s Certificate of Incorporation will be amended in its entirety to read as follows:

“The name of this Corporation is Patent Properties, Inc”.

Purpose of Name Change Amendment

Following the consummation of the Merger, the Company has been engaged principally in the business of developing, licensing and otherwise enforcing patented technologies and generates revenues from such activities. The Company desires to change its name to Patent Properties, Inc. to more accurately reflect its current business.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the Delaware General Corporation Law in connection with the Name Change Amendment.

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PLAN AMENDMENT

Our 2006 Long-Term Incentive Plan was originally adopted on December 5, 2006. On July 24, 2008, our stockholders approved the Incentive Plan, which became effective immediately following its approval and replaced the original 2006 Long-Term Incentive Plan.

The Incentive Plan currently provides for the issuance of up to 3,000,000 shares of our Common Stock. As of October 8, 2013, 1,224,008 shares remain eligible to be issued under the Incentive Plan, 200,000 options to purchase shares were outstanding, and the remainder of shares under the Incentive Plan have been issued, but not returned to the pool of eligible shares as provided in the Incentive Plan. The Compensation Committee currently has the authority to determine the amount, type and terms of each award, but may not grant awards under the Incentive Plan, in any combination, for more than 625,000 shares of our common stock to any individual during any calendar year.

The Incentive Plan is administered by the Compensation Committee, or in the absence of the Compensation Committee, the entire Board. The Compensation Committee has sole authority to interpret the Incentive Plan and set the terms of all awards, including, without limitation, determining the performance goals associated with performance-based awards, determining the recipients of awards, determining the types of awards to be granted, and making policies and procedures relating to administration of the Incentive Plan.

The purpose of the Incentive Plan is to allow us to continue to provide incentives to such participants who are responsible for our success and growth, assist us in attracting, rewarding and retaining employees of experience and ability, facilitate the completion of strategic acquisitions, link incentives with increases in stockholder value and to further align participants’ interests with those of other stockholders. In general, the Incentive Plan empowers us to grant stock options and stock appreciation rights, and performance-based cash and stock and other equity based awards, including restricted stock and restricted stock units to employees, officers, directors, advisors and consultants. The Incentive Plan will also continue to allow us to grant performance-based compensation awards that meet the requirements of Section 162(m) of the Internal Revenue Code, thereby preserving our ability to receive tax deductions for the awards.

The Incentive Plan may be amended, suspended or terminated by the Board, except that (a) no amendment shall be made that would impair the rights of any participant under any award theretofore granted without the participant’s consent, and (b) no amendment shall be made which, without the adoption of our stockholders, would (i) materially increase the number of shares that may be issued under the Incentive Plan, except as the Compensation Committee may appropriately make adjustments; (ii) materially increase the benefits accruing to the participants under the Incentive Plan; (iii) materially modify the requirements as to eligibility for participation in the Incentive Plan; (iv) decrease the exercise price of an option to less than 100% of the Fair Market Value (as defined under the Incentive Plan) per share of Common Stock on the date of grant thereof; or (v) extend the term of any option beyond ten years.

No award may be granted under the Incentive Plan after the tenth anniversary of the Incentive Plan’s original effective date, December 5, 2006.

The Plan Amendment provides for the amendment and restatement of the Amended and Restated 2006 Long-Term Incentive Plan in the form of Exhibit A to the joint written consent appearing as Exhibit A hereto, which includes the following modifications to the existing provisions of the Incentive Plan:

•	the number of shares authorized for issuance under the Incentive Plan shall be increased from 3,000,000 to 6,000,000;

•	the number of shares that may be granted to an individual during any calendar year would be increased from 625,000 to 1,000,000; and

•	additional administrative amendments regarding certain issues arising under Section 409A of the Internal Revenue Code of 1986, as amended.

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Purpose of Plan Amendment

Following the consummation of the Merger, as provided in the Merger Agreement the Company is obligated to issue options to purchase Common Stock to the Intended Recipients; however, we currently do not have a sufficient number of shares of Common Stock authorized under our Incentive Plan to issue such options and to continue making grants in the ordinary course of business.

New Plan Benefits Table

The following table provides information with respect to the initial awards that will be granted to named executive officers, individually and as a group, non-executive directors as a group, and non-executive employees as a group under the Incentive Plan as a result of the Plan Amendment, including the type of award granted and the number of shares of Common Stock underlying each award. The Company also intends, through the Compensation Committee of its Board of Directors, to continue making grants in the ordinary course of business and believes the increase approved in the Incentive Plan is sufficient for these purposes, as well as to issue options to the Intended Recipients.

Name and Title	Type of Award	Number of Shares of Common Stock Underlying Award		Exercise Price of Award
Jonathan Ellenhall, Chief Executive Officer	Option	1,000,000			(1)

Karen Romaine, Chief Financial Officer	Option	75,000			(1)

Gary Greene, Chief Administrative Officer, General Counsel and Secretary	Option	300,000			(1)

Executive Group	Option	1,375,000			(1)

Non-Executive Director Group	Option	270,000			(1)

Non-Executive Employees Group	Option		(2)		(1)

(1)	The exercise price of the award has not yet been determined.
(2)	Although the Company does intend to issue awards to non-executive employees, the type and amount of such awards has not yet been determined or approved by the Compensation Committee.

Executive Compensation

The following table summarizes all compensation earned by or paid to our Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer) during the two fiscal years ended December 31, 2012 and 2011. We had no other executive officers in 2012 or 2011. Upon the closing of the Merger, we appointed new executive officers, who had previously been executive officers of Walker Digital. The following table also summarizes all compensation earned or paid by Walker Digital to those executive officers during the two fiscal years ended December 31, 2012 and 2011.

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Harvey W. Schiller, Ph.D. Chairman and Chief Executive Officer (1)	2012	179,000	—	—	202,000	(3)	142,000	(4)	523,000
	2011	151,000	—	—	—		139,000	(5)	290,000

Jeffrey O. Nyweide, Chief Financial Officer and Executive Vice President (2)	2012	359,000	—	—	121,000	(3)	143,000	(6)	623,000
	2011	375,000	—	—	—		135,000	(7)	510,000

Jonathan Ellenthal, Chief Executive Officer (8) (11)	2012	500,000	1,500,000	—	—		—		2,000,000
	2011	500,000	1,800,000	—	—		—		2,300,000

Gary A. Greene, Chief Administrative Officer, General Counsel and Secretary (9) (11)	2012	279,583	291,948	—	—		—		571,531	(12)
	2011	72,078	—	—	—		—		72,078

Karen Romaine, Chief Financial Officer (10) (11)	2012	250,000	—	—	—		—		250,000
	2011	250,000	35,000	—	—		—		285,000

1	Dr. Schiller was our Chief Executive Officer during the two fiscal years ended December 31, 2012 and 2011. He resigned from that office effective upon the closing of the Merger.
2	Mr. Nyweide was our Chief Financial Officer during the two fiscal years ended December 31, 2012 and 2011. He resigned from that office effective upon the closing of the Merger.
3	Amount represents the probable value of the award of an option to each of Dr. Schiller and Mr. Nyweide to purchase 125,000 and 75,000 shares of common stock respectively, with an exercise price of $3.05 per share, scheduled vesting of six months and a term of five years.
4	Amount includes cash payments of $126,000 for the rental of an apartment in New York City, $15,000 for the reimbursement of professional fees, and $1,000 for life insurance.
5	Amount includes cash payments of $126,000 for the rental of an apartment in New York City, $13,000 for the reimbursement of professional fees, and payments toward travel to and from Dr. Schiller’s home.
6	Amount includes payments of a housing allowance of $108,000 for the rental of an apartment in New York City, $10,000 related to a 401(k), reimbursement of professional fees of $20,000, and $3,000 for the reimbursement of parking fees.
7	Amount includes payments of a housing allowance of $108,000 for the rental of an apartment in New York City, $10,000 related to a 401(k), reimbursement of professional fees of $13,000, and $3,000 for the reimbursement of parking fees.
8	Mr. Ellenthal was appointed our Chief Executive Officer effective upon the closing of the Merger.
9	Mr. Greene was appointed our Chief Administrative Officer, General Counsel and Secretary effective upon the closing of the Merger.

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10	Ms. Romaine was appointed our Chief Financial Officer effective upon the closing of the Merger.
11	Represents compensation received while employed by Walker Digital.
12	Pursuant to Mr. Greene’s September 19, 2011, employment agreement with Walker Digital Management, LLC, Mr. Greene has the right to 396,667 shares of the Registrant’s common Stock held by Walker Digital, which shares are expected to be transferred to Mr. Greene in 2014.

On the Closing Date, we entered into an employment agreement and non-competition and confidentiality agreement with Jonathan Ellenthal, our Chief Executive Officer. Pursuant to that employment agreement, Mr. Ellenthal is entitled to an annual base salary of $400,000, an annual bonus opportunity with a target of 100% of his annual base salary and options to purchase 1,000,000 shares of our Common Stock pursuant to our Incentive Plan.

Also on the Closing Date, we entered into an employment agreement and non-competition and confidentiality agreement with Karen Romaine, our Chief Financial Officer. Pursuant to that employment agreement, Ms. Romaine is entitled to an annual base salary of $275,000, an annual bonus opportunity with a target of 20% of her annual base salary and options to purchase 75,000 shares of our Common Stock pursuant to our Incentive Plan.

Also on the Closing Date, we entered into an employment agreement and non-competition and confidentiality agreement with Gary Greene, our Chief Administrative Officer, General Counsel and Secretary. Pursuant to that employment agreement, Mr. Greene is entitled to an annual base salary of $345,000, an annual bonus opportunity with a target of 40% of his annual base salary and options to purchase 300,000 shares of our Common Stock pursuant to our Incentive Plan.

Amended and Restated 2006 Employee Stock Purchase Plan

Our 2006 Stock Purchase Plan was originally adopted on December 5, 2006. On July 24, 2008, our stockholders approved the Amended and Restated 2006 Employee Stock Purchase Plan (the “Stock Purchase Plan”), which became effective immediately following its approval and replaced the original 2006 Employee Stock Purchase Plan. The Stock Purchase Plan permitted eligible employees to automatically purchase at the end of each month at a discounted price, a certain number of shares of our Common Stock by having the effective purchase price of such shares withheld from their base pay. The Stock Purchase Plan provided for the issuance of up to 2,000,000 shares of our Common Stock, increased from 250,000 under the original 2006 Employee Stock Purchase Plan. The Stock Purchase Plan was terminated effective upon the closing of the Merger.

Outstanding Equity Awards at Fiscal Year-End

On March 26, 2012, we granted to each of Dr. Schiller and Mr. Nyweide options to purchase 125,000 shares of Common Stock and 75,000 shares of Common Stock, respectively, which are fully vested. The following table presents information regarding unexercised option awards for each named executive officer as of the end of the fiscal year ended December 31, 2012:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Harvey W. Schiller, Ph.D.	125,000	0	$3.05	March 25, 2017

Jeffrey O. Nyweide	75,000	0	$3.05	March 25, 2017

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Equity Compensation Plan Information

We have agreements with certain of our current directors and officers pursuant to which we have agreed to issue options to them. The following table contains information about our Common Stock that may be issued under our equity compensation plans as of December 31, 2012.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	200,000	$3.05	1,262,588
Equity compensation plans not approved by security holders	—	—	—

Total	200,000	$3.05	1,262,588

(1)	Our Amended and Restated 2006 Long-Term Incentive Plan was adopted by our stockholders on July 24, 2008 and is proposed to be amended pursuant to the Plan Amendment.

Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each of our directors who was not a named executive officer during the fiscal year ended December 31, 2012, and who served on our Board during the fiscal year ended December 31, 2012. The below directors resigned upon the closing of the Merger, and our current directors will be compensated in accordance with our new Director’s Plan (described below).

Name(1)	Fees Earned ($)	Total ($)
Per-Olof Lööf	43,000	43,000
John Bujouves	43,000	43,000
John P. Oswald	73,000	73,000
John D. Chapman (2)	11,000	11,000
Eli Dominitz (3)	15,000	15,000
Kenneth Polinsky (3)	15,000	15,000
Ethan Benovitz (4)	11,000	11,000
Daniel Saks (4)	11,000	11,000

1	Effective upon the closing of the Merger, each of Messrs. Lööf, Bujouves, Oswald, Benovitz and Saks resigned from the Board of Directors.
2	On April 2, 2012, Mr. Chapman resigned from the Board of Directors.
3	On April 2, 2012, Mr. Eli Dominitz and Mr. Kenneth Polinsky were appointed as members of the Board of Directors. On September 20, 2012, Mr. Eli Dominitz and Mr. Kenneth Polinsky resigned from the Board of Directors.
4	On September 20, 2012, Mr. Ethan Benovitz and Mr. Daniel Saks were appointed as members of the Board of Directors.

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Director’s Plan

Pursuant to the Director’s Plan in effect prior to the Closing Date, each non-employee member of our Board was, during the fiscal year ended December 31, 2012, and through the Closing Date, entitled to receive cash compensation consisting of an annual cash retainer of $20,000, a fee of $2,500 for attending each board meeting, a fee of $2,500 for attending each committee meeting and a fee of $500 for participating via telephone at each board and committee meeting (the committee chair receives a supplemental fee).

On September 23, 2013, we adopted a new Directors Plan pursuant to which members of our Board are entitled to receive the following compensation:

Annual Cash Retainer:

Executive Chairman	$200,000
Board Member (Independent)	$50,000

Supplemental Fees for Committee Members and Chairs:

Executive Committee Member (Independent)	$100,000
Audit Committee Chair (Independent)	$25,000
Audit Committee Member (Independent)	$10,000

Stock Option Grants:

Executive Committee Member (Independent)	100,000 shares of Common Stock
Board Member (Independent)	50,000 shares of Common Stock
Committee Chair (Independent)	20,000 shares of Common Stock

Expense Reimbursement

If the Company holds Board or committee meetings in addition to the quarterly meetings, independent members will be compensated $2,500 for in-person attendance and $1,000 for telephonic attendance at such additional meetings. The Company shall also reimburse its Board members for ordinary and necessary out of pocket expenses (e.g., travel, hotel, and meals) incurred in connection with Board activities.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

By Order of the Board of Directors

October 21, 2013

12

EXHIBIT A

JOINT WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

AND

STOCKHOLDERS

OF

GLOBALOPTIONS GROUP, INC.

October 10, 2013

The undersigned, being all the members of the Board of Directors (the “Board”) and holder of all of the issued and outstanding 7,667,667 shares of common stock and 14,999,000 shares of the Series B Convertible Preferred Stock (the “Stockholder”) of GlobalOptions Group, Inc., a Delaware corporation (the “Company”), in accordance with Sections 141, 242, 228 and 103 of the Delaware General Corporation Law do hereby consent to the adoption of the following resolutions by written consent and direct that this consent be placed in the minutes of the Company:

WHEREAS, the Board and Stockholder deems it desirable and in the best interest of the Company that the Certificate of Incorporation be amended to change the corporate name of the Company and the Company adopt an amended and restated 2006 Long-Term Incentive Plan; and

WHEREAS, by virtue of the provisions regarding the voting rights represented by the shares of capital stock owned by the Stockholder, the Stockholder is entitled to cast approximately 87.4% of the votes entitled to be cast regarding the matters approved hereby.

NOW THEREFORE be it

RESOLVED, that amendment to Article FIRST of the Certificate of Incorporation of the Company to read as follows:

“FIRST: The name of this Corporation is Patent Properties, Inc.”

originally approved by the Board on September 20, 2013 is hereby authorized, approved and ratified in all respects; and be it further

RESOLVED, that the amendment to the Company’s Amended and Restated 2006 Long-Term Incentive Plan originally approved by the Board on September 20, 2013 is hereby authorized, approved and ratified in all respects; provided that the Board has determined that the amendments previously approved shall be modified as follows: the number of shares authorized for issuance under the Incentive Plan shall now be increased from 3,000,000 to 6,000,000, and the Incentive Plan shall be amended and restated in its entirety in the form attached hereto as

Exhibit A, which forms includes additional administrative amendments regarding certain issues arising under Section 409A of the Internal Revenue Code of 1986, as amended and accordingly the Board and Stockholder hereby authorize and approve such modification in all respects, such modified amendments to be effective on the twentieth calendar day following the mailing of the Schedule 14C (as defined below).

RESOLVED, that the officers of the Company be, and they hereby are, authorized, empowered and directed to make, execute and file a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to be effective on the date and in the manner as set forth therein and are hereby authorized, empowered and directed to take any and all such actions and execute and deliver such agreements, instruments and documents, for and in the name and on behalf of the Company as such officer may deem necessary, advisable, or appropriate to effectuate the intent and carry out the purposes of the foregoing resolutions, including the filing of an Information Statement on Schedule 14C (the “Schedule 14C”) with the U.S. Securities and Exchange Commission regarding the matters described herein.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first above written.

/s/ Jay Walker
Jay Walker

/s/ Jonathan Ellenthal
Jonathan Ellenthal

/s/ Nathaniel J. Lipman
Nathaniel J. Lipman

/s/ Robert Kelly
Robert Kelly

/s/ Sharon Barner
Sharon Barner

/s/ Harvey W. Schiller
Harvey W. Schiller

IN WITNESS WHEREOF, the undersigned, being the holder of shares of capital stock of the Company representing in the aggregate 87.4% of the votes entitled to be cast regarding the matters approved hereby, have hereunto set its hand as of the 10th day of October, 2013.

WALKER DIGITAL, LLC

By:	/s/ Jay Walker
Name:	Jay Walker
Title:	Member

Exhibit A

GLOBALOPTIONS GROUP, INC.

AMENDED AND RESTATED

2006 LONG-TERM INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards

GlobalOptions Group, Inc., a Delaware corporation (the “Company” or “GlobalOptions”), hereby amends and restates the GlobalOptions Group, Inc. 2006 Long-Term Incentive Plan (the “Plan”) originally effective December 5, 2006, amended and restated effective July 24, 2008 and hereby further amended and restated effective November , 2013. The general purposes of the Plan are to promote the long-term financial interest of GlobalOptions, including growth in the value of GlobalOptions’ equity and enhancement of long-term stockholder return, by: (i) attracting and retaining persons eligible to participate in the Plan; (ii) motivating Plan participants, by means of appropriate incentives, to achieve long-range goals; (iii) providing incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further aligning Plan participants’ interests with those of other stockholders of GlobalOptions through compensation that is based on GlobalOptions’ Common Stock, as defined below.

2. Definitions

Under the Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, subsidiaries, joint ventures, limited liability companies, and partnerships), as determined by the Committee.

(b) “Award” means any stock Option, stock appreciation right, stock award, performance award, or other stock-based award relating to the Common Stock or other securities of the Company granted pursuant to the provisions of the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall be deemed to have occurred if: (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company, or an Affiliate; (2) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its

Affiliates; (3) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company, or an Affiliate; or (4) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company, or an Affiliate.

(e) For purposes of this definition of “Change in Control,” ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13 (d) and 14(d) thereof; however, a Person shall not include (A) the Company or any Affiliate; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(g) “Committee” means the Compensation Committee of the Board, which shall consist of three or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.

(h) “Common Stock” means shares of common stock, par value of $0.001 per share, of the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

(j) “Fair Market Value” means, the closing price of publicly traded shares of Common Stock on the principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, or as determined by the Committee in a manner consistent with the provisions of the Code.

(k) “Grant Agreement” means a written or electronic document memorializing the terms and conditions of an Award granted pursuant to the provisions of the Plan.

(l) “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

(m) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not or ceases at any point in time to meet the applicable requirements of Section 422 of the Code.

(n) “Option” means a right to purchase shares of Common Stock at a specified exercise price, granted under Section 6(a).

(o) “Stock Appreciation Rights” or “SAR” shall mean a stock appreciation right granted under Section 6(b).

3. Administration

(a) Administration of the Plan. The Plan shall be administered by the Committee.

(b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (1) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (2) determine the types of Awards to be granted, including determining which Options under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (3) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award; (4) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; (5) subject to the limitations of Sections 6(a)(2) and 6(b)(2), modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as otherwise specifically provided under the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (6) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall (i) be allowed with regard to a “deferral of compensation” within the meaning of Code Section 409A, except as otherwise permitted under such Code section, or (ii) be made with respect to a performance-based stock Award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code Section 162(m); (7) permit the withholding by the Company of shares of Common Stock from shares of Common Stock otherwise to be received by a participant in connection with the exercise of Options and/or the withholding of taxes by such participant; and (8) establish objectives and conditions, if any, for earning Awards, including without limitation, the office or position held by the participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or any Affiliate, the participant’s length of service, promotions and potential and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued hereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. Without limiting the foregoing, the Committee may delegate administrative and ministerial duties to officers or employees of the Company as the Committee deems necessary or advisable in its sole and absolute discretion. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, Award or other acquisition under the Plan does not consist of two or more non-employee directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, Award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that Options granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

(c) Non-Uniform Determinations. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Committee’s Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan and Awards issued hereunder pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(c) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 6,000,000 shares of Common Stock. Stock appreciation rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for Award under the Plan, regardless of the number of shares issued upon settlement of the stock appreciation right. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(c) of the Plan. The shares of Common Stock issued pursuant to the Plan may come from authorized and unissued shares, treasury shares or shares purchased by the Company in the open market. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated as to any shares, or if any shares of Common Stock are repurchased by the Company in connection with any Award, the shares subject to such Award and the repurchased shares shall thereafter be available for further Awards under the Plan except where such reissuance is inconsistent with the provisions of 162(m) of the Code.

Subject to adjustments as provided in Section 7(c) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any calendar year to any one individual under this Plan shall be limited to 1,000,000 shares (subject to adjustment pursuant to Section 7(c) hereof) and the method of counting such shares shall conform to performance based compensation under Section 162(m) of the Code.

5. Participation

Participation in the Plan shall be open to all employees, officers and directors of, and consultants and advisors to, the Company or any Affiliate of the Company, as may be selected by the Committee from time to time, subject to any restrictions imposed by applicable law. The Committee may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6. Awards

The Committee, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. Subject to any applicable requirements of Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. The maximum term for any Award shall not exceed ten (10) years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to an eligible participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, no such Incentive Stock Option shall be exercisable more than five (5) years after the date such Incentive Stock Option is granted.

(a) Stock Options.

(1) In General. The Committee may from time to time grant to eligible participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424 (e) and (f) of the Code, respectively, of the Company and any other individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code and, provided further, that Awards of Non-Qualified Stock Options shall be limited to persons providing services to the Company or any current or hereafter existing subsidiary corporation of the Company, as necessary for the Company to be considered and “eligible issuer of service recipient stock” in accordance with the requirements of Code Section 409A. All stock Options must have an exercise price at least equal to Fair Market Value as of the date of grant, provided, however, that with respect to an eligible participant who, at the time an Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the exercise price shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The exercise price of each Option shall be subject to adjustment as provided in Section 7(c) below. An Option to the extent then exercisable may be exercised in whole or in part at any time during the Option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the exercise price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the participant (i) in the form of Common Stock owned by the participant (based on the Fair Market Value of the Common Stock on the Option exercise date) that is not the subject of any pledge or security interest, (ii) in the form of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having a Fair Market Value on the Option exercise date equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Stock Option. A participant shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option after (i) the participant has given written notice of exercise and has paid in full for such shares, (ii) becomes a stockholder of record with respect thereto, and (iii) the participant has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(2) Incentive Stock Option. No stock Option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock Option, and which otherwise meets the requirements of Section 422 of the Code. The aggregate Fair Market Value, determined as of the date the Incentive Stock Option is granted, of Common Stock for which Incentive Stock Options are exercisable for the first time by any eligible participant during any calendar year under the Plan (and/or any other stock option plans of the Company or any Affiliate) shall not exceed $100,000. A grant of an Incentive Stock Option under this Plan shall provide that if the participant makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares of Common Stock issued to him upon exercise of an Incentive Stock Option granted within the two-year period commencing on the day after the date of the grant of such Incentive Stock Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him/her pursuant to the exercise of such Incentive Stock Option, he/she shall, within ten (10) days after such disposition, notify the Company thereof

(3) Prohibition on Option Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any Option granted under the Plan, (i) through cancellation and replacement or regrant with lower priced Options, (ii) through exchange, replacement, or buyouts of awarded Options with cash, or (iii) by lowering the Option exercise price of a previously granted Option, without the prior approval of GlobalOptions’ stockholders.

(b) Stock Appreciation Rights.

(1) In general. The Committee may from time to time grant Awards of Stock Appreciation Rights (“SAR”) to persons providing services to the Company or any current or hereafter existing subsidiary corporation of the Company, as necessary for the Company to be considered and “eligible issuer of service recipient stock” in accordance with the requirements of Code Section 409A. An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (1) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (2) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of the Common Stock on the grant date. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(2) Prohibition on SAR Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any SAR granted under the Plan, (i) through cancellation and replacement or regrant with lower priced SARs, (ii) through exchange, replacement, or buyouts of awarded SARs with cash, or (iii) by lowering the SAR base price of a previously granted SAR, without the prior approval of GlobalOptions’ stockholders.

(c) Stock Awards.

(1) In General. The Committee may from time to time grant restricted or unrestricted stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

(2) Restricted Stock Terms. An eligible participant shall have no rights to an award of restricted stock unless and until the eligible participant accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the eligible participant shall have the rights of a stockholder with respect to restricted stock subject to the non-transferability and forfeiture restrictions described below. The Company shall issue in the eligible participant’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the eligible participant accepts such award. Unless otherwise provided, any certificate or certificates issued evidencing shares of restricted stock shall not be delivered to the eligible participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied. Shares of restricted stock are not transferable until the date on which the Committee has specified such restrictions has lapsed. Unless otherwise provided in the Grant Agreement, (i) distributions in the form of stock dividends in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock, and (ii) distributions in the form of cash dividends shall be subject to the same restrictions as the shares of restricted stock to which they are attributable, shall be accumulate as an unfunded promise to pay on the books and records of the Company until vesting, and shall be paid to the participant on the applicable vesting date.

(d) Performance Awards. The Committee may, in its discretion, grant performance awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Committee. Performance awards may be in the form of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. The Committee shall establish in writing, on a timely basis, (i) the performance goals that must be met, (ii) the threshold, target and maximum amounts that may be paid, or in the case of an award of Common Stock, the number of shares that will vest, if the performance goals are met, and (iii) any other conditions that the Committee deems appropriate and, in the case of executive officers where the Award is intended to be “performance based” within the meaning of Code Section 162(m), consistent with Section 162(m) of the Code. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Committee may designate. The target Awards for each individual will be based on a number of factors, including: (i) market competitiveness of the position, (ii) job level, (iii) base salary level, (iv) past individual performance, and (v) expected contribution to GlobalOptions’ future performance and business impact. For those Awards intended to be “performance-based” within the meaning of Code Section 162(m), the Committee shall also establish for each participant who is an executive officer a maximum Award that may be paid for the calendar year, which will remain fixed for the entire year. The maximum performance award that any participant may be granted in any calendar year under the Plan is $4,000,000, comprised of the cash portion of the Award and the Fair Market Value of the Common Stock as of the date of the grant of the Award. For Awards intended to be “performance-based compensation,” the grant of the performance awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. “EBITDA” means earnings before interest, taxes, depreciation and amortization. At any time prior to the final determination of the performance awards, the Committee may adjust the performance goals and awards for participants who are not executive officers, to reflect changes in corporate capitalization, changes in corporate transactions, the occurrence of any extraordinary event, any change in accounting rules or principles, any change in GlobalOptions’ method of accounting, any change in applicable law, or any other change of similar nature. With respect to executive officers where the award is intended to be “performance based” within the meaning of Code Section 162(m), such adjustments may be made to the extent the Committee deems appropriate considering the requirements of Code Section 162(m). Upon completion of a performance period, the Committee shall determine whether the performance goals have been met prior to paying or vesting any award for any year, the Committee must certify in writing (to the extent required by any IRS regulation) that the performance goals were satisfied. Approved minutes of the Committee will be treated as the required written certification. All cash amounts payable will be paid as soon as practicable after certification by the Committee, but not later than March 15th of the year following the calendar year within which the award is earned.

(e) Other Stock-Based Awards. The Committee may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee and in accordance with all applicable laws.

7. Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or any of its Affiliates, or make provision satisfactory to the Committee for payment of, any taxes to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or any of its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or any of its Affiliates of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

(b) Transferability. Unless otherwise permitted by the Committee or as otherwise may be required by law, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(c) Adjustments for Corporate Transactions and Other Events.

(1) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, in the aggregate and with respect to any type of Award, and the maximum number of shares with respect to which Awards may be granted during any one calendar year to any individual, as provided in Section 4 of the Plan and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board, in its sole discretion, determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made with respect to any or all particular Awards. The Committee may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split. Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

(2) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(c)(1), and subject to the limitations of Sections 6(a)(2) and 6(b)(2), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Committee, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, with respect to any type of Award, and with respect to any individual during any one calendar year, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards. Each participant’s proportionate interest will be maintained as it was immediately before the occurrence of the abovementioned event. Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

(3) Change in Control Transactions. Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Award shall terminate within a specified number of days after notice to the participant thereunder, and in the case of an Option and other Awards that are payable in or convertible into Common Stock, each such participant shall receive, with respect to each share of Common Stock subject to such Option or other Awards that are payable in or convertible into Common Stock, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or other Awards that are payable in or convertible into Common Stock; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion and in compliance with Code Section 409A and other applicable laws.

(4) Unusual or Nonrecurring Events. The Committee is authorized to make, in its discretion and without the consent of holders of Awards, and subject to the limitations of Sections 6(a)(2) and 6(b)(2), adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or any of its Affiliates as the result of a merger or consolidation of the employing entity with the Company or any of its Affiliates, or the acquisition by the Company or any of its Affiliates of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(e) Termination, Amendment and Modification of the Plan. The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any participant under any Award theretofore granted without the participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

(1) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7(c);

(2) materially increase the benefits accruing to the participants under the Plan;

(3) materially modify the requirements as to eligibility for participation in the Plan;

(4) decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof; or

(5) extend the term of any Option beyond the period specified in Section 6.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

(f) It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A. While it is the intent of the Board that the provisions of the Plan and any Grant Agreement be interpreted to comply in all respects with Code Section 409A, the Company shall have no liability to the participant, or any other party, in the event taxes, penalties, interest or excise taxes are ultimately determined to be applicable to any payment or Award received by a participant or any successor or beneficiary thereof, nor for reporting in good faith any payment or Award as subject to Code Section 409A.

(g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (1) the failure of any Award to vest; (2) the forfeiture of any unvested or vested portion of any Award; and/or (3) any other adverse effect on the individual’s interests under the Plan.

(h) Special Rules for Options and Stock Appreciation Rights.

(1) Termination by Death. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of death, any Option or SAR held by such participant may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of one year after the date of such death or until the expiration of the stated term of such Option or SAR as provided under the Plan, whichever period is shorter.

(2) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of total and permanent disability (the failure to perform such person’s duties to the Company for at least ninety (90) days, whether or not consecutive, within any twelve (12) consecutive months as a result of any incapacity due to physical or mental illness, a “Disability”), any Option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service or the expiration of the stated term of such Option or SAR, whichever period is shorter; provided , however , that, if the participant dies within such 90-day period, any unexercised Option or SAR held by such participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

(3) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or SAR held by such participant may thereafter be exercised to the extent it was exercisable at the time of such Normal or Early Retirement (or on such accelerated basis as the Committee shall determine at or after grant), for a period of ninety (90) days after the date of such termination of employment or service or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that, if the participant dies within such 90-day period, any unexercised Option or SAR held by such participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Affiliate on or after the normal retirement date specified in the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age sixty-five (65), and “Early Retirement” shall mean retirement from active employment with the Company or any Affiliate under the early retirement provisions of the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age fifty-five (55).

(i) Other Termination. Unless otherwise determined by the Committee, should any Participant’s employment with or service to the Company or any Affiliate terminate for any reason other than death, Disability or Normal or Early Retirement, the Award shall thereupon terminate, except that the portion of any Award that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination or the balance of such Award’s term if the Participant’s employment or service with the Company or any Affiliate is terminated by the Company or such Affiliate without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of a participant from the employ of or service to the Company to the employ of or service to an Affiliate, or vice versa, or from one Affiliate to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k) Public Offering. As a condition of participation in this Plan, each participant shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transaction s relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters. The participant’s obligations under this Section 7(j) shall apply to any Common Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Common Stock may be exchanged or into which Common Stock may be converted.

(l) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of New York, without regard to its conflict of laws principles.

(m) Effective Date; Termination Date. The Plan was originally adopted by the Board on October 17, 2006 (the “Original Adoption Date”) and approved by the shareholders December 5, 2006. The Plan is hereby amended and restated effective November , 2013, (the “Effective Date”) subject to approval by the GlobalOptions stockholders within twelve (12) months thereof. Awards issues under the Plan prior to the Effective Date shall be governed by the prior terms of the Plan and the applicable Grant Agreement and shall be counted against the shares available for issuance under Section 4 of this amended and restated Plan. The terms of this amended and restated Plan shall govern all future Awards. No Award shall be granted under the Plan after the tenth anniversary of the Original Adoption Date. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan on the Original Adoption Date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(n) Compliance with Securities Laws; Listing and Registration. If at any time the Committee determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Committee determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal, state or foreign laws. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. Unless the Company has registered the Common Stock covered by the Plan under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that registering the Common Stock covered by the Plan under the Securities Act is unnecessary, the

Company may require that each Participant represent in writing that he is acquiring the shares of Common Stock covered by the Plan for his own account and investment purposes, and not with a view to, or for sale in connection with, the distribution of the shares of Common Stock covered by the Plan. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

(o) No Lien or Security Interest. No Award and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of GlobalOptions, and any purported pledge, attachment, or encumbrance thereof other than in favor of GlobalOptions shall be void and unenforceable against GlobalOptions or any Affiliate.

(p) Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(r) Share Certificates. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. To the extent that the Committee provides for the issuance of Common Stock or restricted stock awards, the issuance may be affected on a non-certificated basis, subject to applicable law or the applicable rules of any applicable stock exchange.

(s) Treatment for Other Compensation Purposes. Payments and other benefits received by a participant pursuant to an Award shall not be deemed part of a participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, unless expressly so provided by such other plan, contract or arrangement.

(t) Code Section 83(b) Elections. The Company, its Affiliates and the Committee have no responsibility for any participant’s election, attempt to elect or failure to elect to include the value of a restricted stock Award or other Award subject to Section 83 in the participant’s gross income for the year of payment pursuant to Section 83(b) of the Code. Any participant who makes an election pursuant to Section 83(b) will promptly provide the Committee with a copy of the election form.

(u) No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of a stock Option or SAR will impose no obligation upon the participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a participant of the date on which any Award lapses except in the Grant Agreement.

(v) Right to Offset. Notwithstanding any provisions of the Plan to the contrary, the Company may offset any amounts to be paid to a participant (or, in the event of the participant’s death, to his beneficiary or estate) under the Plan against any amounts that such participant may owe to the Company, to the extent permitted by law and compliant with Code Section 409A.

(w) Furnishing Information. A participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

(x) Construction. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.

(y) Effect on Other Plans. All awards granted under the Company’s 2006 Stock Option Plan and the 2005 Stock Option Plan shall continue to be governed under such plans. All remaining shares reserved, but unissued with respect to any awards under the Company’s 2006 Stock Option Plan and 2005 Stock Option Plan are hereby unreserved and no new awards shall be issued pursuant to the Company’s 2006 Stock Option Plan or 2005 Stock Option Plan.